CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 302 OF THE SARBANES OXLEY ACT OF 2002

CERTIFICATION

I, Robert Rosner, certify that:

1.    I  have   reviewed   this  interim quarterly  report  on  Form  10-Q  of  Lexington Energy Services Inc.;

2.    Based on my knowledge,  this report does not contain any untrue  statement of a  material  fact or omit to  state a  material  fact  necessary  to make the statements made, in light of the circumstances  under which such statements were made, not misleading with respect to the period covered by this report;

3.    Based on my  knowledge,  the  financial  statements,  and other  financial information included in this report, fairly present in all material respects the financial  condition,  results of operations and cash flows of the small business issuer as of, and for, the periods presented in this report;

4.     I am  responsible  for establishing and maintaining  disclosure  controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e) for the small business issuer and have:

      a.

designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under  our supervision, to ensure  that material information relating to the small business issuer, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

      b.  designed such internal  control over financial  reporting,  or caused such internal  control over financial  reporting to be designed under our supervision,  to  provide  reasonable  assurance  regarding  the reliability of financial  reporting and the  preparation of financial statements for external purposes  in  accordance  with  generally accepted accounting principles;

            c. evaluated the effectiveness of the small business issuer's  disclosure controls and procedures and presented in this report our conclusions about the effectiveness  of the disclosure  controls and procedures,  as of the end of the period  covered by this report  based on such  evaluation; and

          d.     disclosed  in this  report any change in the  small business issuer's  internal control  over   financial   reporting   that   occurred   during the small business issuer's  most recent  fiscal  quarter (the  small business issuer's  fourth quarter  in  the  case  of an  annual  report) that  has  materially affected,   or  is  reasonably  likely  to  materially affect,  the small business issuer's internal control over financial reporting; and

5.     I have disclosed, based on my most recent evaluation of internal control over financial  reporting,  to the small business issuer's  auditors and the audit committee of the small business issuer's  board of directors (or persons performing the equivalent functions):

      a.

all significant deficiencies and material weaknesses in the design or operation of internal  control  over  financial  reporting  which are reasonably  likely to adversely  affect the  small business issuer's  ability to record, process, summarize and report financial information; and

      b.

any fraud, whether or not material, that involves management or other employees who have a significant  role in the  small business issuer's internal control over financial reporting;

DATE: April 21, 2008                    /s/  Robert Rosner

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Robert Rosner, Chief Executive Officer